SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 12, 2001

(Date of Report)

AT&T WIRELESS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16567	91-1379052

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7277-164th Ave. NE, Building 1, Redmond, Washington 98052

(Address of Principal Executive Offices, including Zip Code)

(425) 580-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
INDEX TO FINANCIAL STATEMENTS
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET At September 30, 2001
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS For the Nine Months Ended September 30, 2001
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS For the Year Ended December 31, 2000
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS For the Year Ended December 31, 1999
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS For the Year Ended December 31, 1998
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
SIGNATURE

Item 2. Acquisition or Disposition of Assets.

     On December 12, 2001, the board of directors of AT&T Wireless Services, Inc. (the “Company”) approved plans to exit the Company’s fixed wireless business. The Company previously announced its intention to exit the fixed wireless business in October 2001. The Company intends to pursue an orderly wind up of its fixed wireless operations The Company currently anticipates that its decision to exit the fixed wireless business will result in fourth quarter pre-tax charges of approximately $1.3 billion, reflecting a write-down of the assets of the fixed wireless business and the impact of phased exit charges. The decision to exit a business involves special risks and uncertainties, some of which may not be foreseeable or within the Company’s control, such as unforeseen severance costs, contractual liabilities, disputes with customers, suppliers, vendors, terminated employees, or a buyer of the fixed wireless business or certain assets.

     In addition, the Company faces a number of other uncertainties and risks relating to our exit from the fixed wireless business including the following:

•	the Company may not be able to sell or otherwise monetize any part of the assets of the fixed wireless business on attractive terms or at all;

•	the time it takes the Company and the costs the Company incurs to exit from the fixed wireless business may be affected by regulatory concerns and other matters;

•	the Company’s implementation of the exit strategy may disrupt other operations and distract management from other needs of the Company’s business; and

•	perceived uncertainties as to the Company’s future direction may result in the loss of employees or business partners.

     Such unforeseen costs and uncertainties could have a material adverse effect on the Company’s business, financial condition and results of operations.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (b)  Pro Forma Financial Information.

AT&T WIRELESS SERVICES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

      The unaudited pro forma condensed combined financial statements set forth below for AT&T Wireless Services, Inc. and subsidiaries gives effect to:

•	the exit from the fixed wireless business as if such event had been completed on January 1, 1998 for statement of operations purposes, and at September 30, 2001 for balance sheet purposes;

•	the settlement of all intercompany obligations between AT&T and AT&T Wireless Services in accordance with the separation and distribution agreement between AT&T and AT&T Wireless Services as if such event had been completed on January 1, 2000 for statement of operations purposes; and

•	the $6.5 billion debt offering of Senior Notes of AT&T Wireless Services which occurred on March 1, 2001 as if such event had been completed on January 1, 2000 for statement of operations purposes.

On December 12, 2001, AT&T Wireless Services’ board of directors approved a plan to exit the fixed wireless business. AT&T Wireless Services anticipates that this decision will result in pre-tax charges during the fourth quarter of approximately $1.3 billion, reflecting a write-down of the assets and the impact of phased exit charges. As a result of this decision, AT&T Wireless Services will report the results of Fixed Wireless as Discontinued Operations, in accordance with Accounting Principles Board (APB) Opinion No. 30, “Reporting the Results of Operations — Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions” (APB 30).

      The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes to the pro forma financial statements. The unaudited pro forma condensed combined financial statements do not necessarily represent what AT&T Wireless Services’ financial position or results of operations would have been had these items occurred on such dates or to project AT&T Wireless Services’ financial position or results of operations at or for any future date or period. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made. The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of AT&T Wireless Services.

AT&T WIRELESS SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
At September 30, 2001

		Fixed Wireless			Pro Forma
	AT&T Wireless	Pro Forma			AT&T Wireless
	Services(1)	Adjustments(2)			Services

	(In millions, except per share amounts)
Assets:
Cash and cash equivalents	$4,875	$			$4,875
Accounts receivable, net	2,125		(6)		2,119
Other current assets	581		(7)		574

Total Current Assets	7,581		(13)		7,568
Property, plant and equipment, net	11,796		(897)		10,899
Licensing costs, net	13,382		(192)		13,190
Investments in and advances to unconsolidated subsidiaries	4,125				4,125
Goodwill, net	4,798		(52)		4,746
Other assets, net	1,149		(31)		1,118
Assets from discontinued operations	—		1,185		185
			(1,000	)(3)

Total Assets	$42,831		$(1,000)		$41,831

Liabilities:
Accounts payable	$791				$791
Payroll and benefit-related liabilities	354				354
Due on demand notes payable	89				89
Other current liabilities	1,706		300	(3)	2,006

Total Current Liabilities	2,940		300		3,240
Long-term debt	6,488				6,488
Deferred income taxes	4,843		(497	)(6)	4,346
Other long-term liabilities	426				426

Total Liabilities	14,697		(197)		14,500
Minority Interest	45				45
Mandatorily redeemable common stock	7,664				7,664
Shareowner’s Equity:
Common stock, $0.01 par value, 10,000 shares authorized, 2,124 shares issued and outstanding	21				21
Additional paid-in capital	20,417				20,417
Retained earnings (accumulated deficit)	77		(1,300	)(3)	(726)
			497	(6)
Accumulated other comprehensive loss	(90)				(90)

Total Shareowner’s Equity	20,425		(803)		19,622

Total Liabilities and Shareowner’s Equity	$42,831		$(1,000)		$41,831

See Notes To Unaudited Pro Forma AT&T Wireless Services, Inc. and Subsidiaries

Condensed Combined Financial Statements

AT&T WIRELESS SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2001

	AT&T	Fixed Wireless	Other Pro			Pro Forma
	Wireless	Pro Forma	Forma			AT&T Wireless
	Services(1)	Adjustments(2)	Adjustments			Services

	(In millions, except per share amounts)
Revenue	$10,094	$(12)	$			$10,082
Operating expenses
Costs of services	3,035	(140)				2,895
Costs of equipment sales	1,471					1,471
Selling, general and administrative	3,388	(113)				3,275
Depreciation and amortization	1,915	(109)				1,806

Total operating expenses	9,809	(362)				9,447

Operating income	285	350				635
Other income (loss)	327	(1)				326
Interest expense	287			(70	)(4)	311
				94	(5)

Income (loss) before income taxes and net equity earnings from investments	325	349		(24)		650
Provision (benefit) for income taxes	159	133		(9	)(6)	283
Net equity earnings from investments	174					174

Net income (loss)	340	216		(15)		541
Dividend requirements on preferred stock held by AT&T, net	76			(76	)(4)	—

Net income available to common shareowners	$264	$216		$61		$541

Net income per share:
Basic	$0.10	$0.09		$0.02		$0.21
Diluted	$0.10	$0.09		$0.02		$0.21
Weighted average shares used to compute net income per share:
Basic	2,530					2,530
Diluted	2,532					2,532

See Notes To Unaudited Pro Forma AT&T Wireless Services, Inc. and Subsidiaries

Condensed Combined Financial Statements

AT&T WIRELESS SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000

	AT&T	Fixed Wireless	Other			Pro Forma
	Wireless	Pro Forma	Pro Forma			AT&T Wireless
	Services(1)	Adjustments(2)	Adjustments			Services

	(In millions, except per share amounts)
Revenue	$10,448	$(2)	$			$10,446
Operating expenses
Costs of services	3,169	(152)				3,017
Costs of equipment sales	2,041					2,041
Selling, general and administrative	3,590	(78)				3,512
Depreciation and amortization	1,686	(47)				1,639

Total operating expenses	10,486	(277)				10,209

Operating (loss) income	(38)	275				237
Other income	534					534
Interest expense	85			(196	)(4)	419
				530	(5)

Income (loss) before income taxes and net equity earnings from investments	411	275		(334)		352
Provision (benefit) for income taxes	141	105		(128	)(6)	118
Net equity earnings from investments	388					388

Net income (loss)	658	170		(206)		622
Dividend requirements on preferred stock held by AT&T, net	130			(130	)(4)	—

Net income (loss) available to common shareowners	$528	$170		$(76)		$622

Net income (loss) per share:
Basic	$0.21	$0.07		$(0.03)		$0.25
Diluted	$0.21	$0.07		$(0.03)		$0.25
Weighted average shares used to compute net income (loss) per share:
Basic	2,530					2,530
Diluted	2,532					2,532

See Notes To Unaudited Pro Forma AT&T Wireless Services, Inc. and Subsidiaries

Condensed Combined Financial Statements

AT&T WIRELESS SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999

		Fixed Wireless	Pro Forma
	AT&T Wireless	Pro Forma	AT&T Wireless
	Services(1)	Adjustments(2)	Services

	(In millions, except per share amounts)
Revenue	$7,627	$	$7,627
Operating expenses
Costs of services	2,580	(50)	2,530
Costs of equipment sales	1,266		1,266
Selling, general and administrative	2,663	(22)	2,641
Depreciation and amortization	1,253	(22)	1,231
Asset impairment and restructuring charges	531	(3)	528

Total operating expenses	8,293	(97)	8,196

Operating (loss) income	(666)	97	(569)
Other income	122		122
Interest expense	136		136

(Loss) income before income taxes and net equity losses from investments	(680)	97	(583)
(Benefit) provision for income taxes	(294)	37	(257)
Net equity losses from investments	(19)		(19)

Net (loss) income	(405)	60	(345)
Dividend requirements on preferred stock held by AT&T, net	56		56

Net (loss) income available to common shareowners	$(461)	$60	$(401)

Net (loss) income per share:
Basic	$(0.18)	$0.02	$(0.16)
Diluted	$(0.18)	$0.02	$(0.16)
Weighted average shares used to compute net (loss) income per share:
Basic	2,530		2,530
Diluted	2,530		2,530

See Notes To Unaudited Pro Forma AT&T Wireless Services, Inc. and Subsidiaries

Condensed Combined Financial Statements

AT&T WIRELESS SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998

		Fixed Wireless	Pro Forma
	AT&T Wireless	Pro Forma	AT&T Wireless
	Services(1)	Adjustments(2)	Services

	(In millions, except per share amounts)
Revenue	$5,406	$	$5,406
Operating expenses
Costs of services	1,428	(32)	1,396
Costs of equipment sales	1,000		1,000
Selling, general and administrative	2,122	(17)	2,105
Depreciation and amortization	1,079	(15)	1,064
Asset impairment and restructuring charges	120		120

Total operating expenses	5,749	(64)	5,685

Operating (loss) income	(343)	64	(279)
Other income	650
Interest expense	120		650
			120

Income before income taxes and net equity earnings from investments	187	64	251
Provision for income taxes	59	25	84
Net equity earnings from investments	36		36

Net income	164	39	203
Dividend requirements on preferred stock held by AT&T, net	56		56

Net income available to common shareowners	$108	$39	$147

Net income per share:
Basic	$0.04	$0.02	$0.06
Diluted	$0.04	$0.02	$0.06
Weighted average shares used to compute net income per share:
Basic	2,530		2,530
Diluted	2,532		2,532

See Notes To Unaudited Pro Forma AT&T Wireless Services, Inc. and Subsidiaries

Condensed Combined Financial Statements

AT&T WIRELESS SERVICES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.	This column reflects the historical consolidated results of operations and financial position of AT&T Wireless Services, Inc. and subsidiaries.

2.	The adjustments presented deduct the historical results of operations and the historical financial position of the fixed wireless business from AT&T Wireless Services.

3.	This adjustment represents the estimated pretax charge of $1.3 billion that will be recorded during the fourth quarter of 2001, associated with the decision to exit the fixed wireless business. Due to the fact that this charge is a one-time, non-recurring charge, its effect has not been included as a pro forma adjustment to the statement of operations, however it has been included as a pro forma adjustment to the balance sheet. The $1.3 billion represents an estimated $1.0 billion of asset write-downs and $300 million associated with exit costs.

4.	The adjustments presented eliminate the amounts of interest expense related to the intercompany short-term and long-term debt and dividends on preferred stock to AT&T as if the intercompany short-term and long-term debt and preferred stock had been repaid as of January 1, 2000 for statement of operations purposes.

5.	Gives effect to the March 1, 2001 private placement of $6.5 billion in Senior Notes as if such private placement occurred on January 1, 2000 for statement of operations purposes. The notes included $1.0 billion paying interest at 7.350% due in 2006, $3.0 billion paying interest at 7.875% due in 2011, and $2.5 billion paying interest at 8.750% due in 2031.

6.	Reflects the federal statutory and blended state tax effects on the pro forma adjustments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T WIRELESS SERVICES, INC

Dated: December 20, 2001	By	/s/ Benjamin F. Stephens

Benjamin F. Stephens Assistant Secretary